                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                February 10, 1999


                             ASPEC TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

     000-22565                                          77-0298386
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)

                             830 East Arques Avenue
                           Sunnyvale, California 94086
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (408) 774-2199
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events.

     The purpose of this filing is to file the Registrant's revised Condensed Consolidated Statements of Cash Flows for the fiscal quarter ended August 31, 1998, which have been revised to correct computational errors. The Condensed Consolidated Statements of Cash Flows were originally filed with the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 1998.

Item 7.   Exhibits.

          (c)  Exhibits.

               Ex. 99.1 - Revised Condensed Consolidated Statements of Cash
                          Flows for the fiscal quarter ended August 31, 1998.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Aspec Technology, Inc.


Dated: February 10, 1999               By: /s/ Douglas E. Klint
                                           --------------------------------
                                           Douglas E. Klint,
                                           Chief Executive Officer

                               INDEX TO EXHIBITS

Exhibit Number      Description
--------------      -----------
     99.1           Revised Condensed Consolidated Statements of Cash Flows
                    for fiscal quarter ended August 31, 1998.